UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2023

AQUA METALS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37515	47-1169572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5370 Kietzke Lane, Suite 201 Reno, Nevada 89511
(Address of principal executive offices)

(775) 446-4418
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b)of the Act:

Title of each class Common stock: Par value $.001	Trading Symbol(s) AQMS	Name of each exchange on which registered Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters To a Vote of Security Holders

We held an annual meeting of stockholders on June 15, 2023, for purposes of:

●	Electing five directors, each to serve until our 2024 Annual Meeting of Stockholders; and
●	To approve the Rights Agreement between the Company and VStock Transfer, LLC;
●	To approve an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock;
●	To approve the Amended and Restated 2022 Employee Stock Purchase Plan;
●	To ratify the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;
●	To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement;

All of the persons nominated to serve on our board of directors, namely Vincent DiVito, Stephen Cotton, Molly Zhang, Edward Smith, and David Kanen were elected to our board of directors, with shares voted as follows:

	Shares voted for	Shares withheld
Vincent DiVito	30,793,249	1,878,326
Stephen Cotton	30,928,923	1,742,652
Molly Zhang	30,812,652	1,858,923
Edward Smith	30,734,655	1,936,920
David Kanen	30,943,135	1,728,440

There were 19,966,943 broker non-votes in the election of directors.

Our shareholders approved Rights Agreement between the Company and VStock Transfer, LLC, with shares voted as follows:

Shares voted for	29,196,039
Shares against	2,387,479
Shares abstaining	1,088,057

There were 19,966,943 broker non-votes in the approval of the Rights agreement.

Despite approval of this proposal, the Rights Agreement will not be adopted at this time because amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock failed to pass. Thus, the Company lacks the sufficient authorized preferred stock required to adopt the Rights Agreement.

Our shareholders did not approve, an amendment to the Company’s First Amended and Restated Certificate of Incorporation to authorize the Company to issue up to 2,000,000 shares of preferred stock, with shares voted as follows:

Shares voted for	27,375,165
Shares against	4,440,039
Shares abstaining	856,371

There were 19,966,943 broker non-votes in the non approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation.

Our shareholders approved the Amended and Restated 2022 Employee Stock Purchase Plan, with shares voted as follows:

Shares voted for	29,208,068
Shares against	2,742,727
Shares abstaining	720,780

There were 19,966,943 broker non-votes in the approval of the Amended and Restated 2022 Employee Stock Purchase Plan.

Our shareholders approved the appointment of Armanino LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, with shares voted as follows:

Shares voted for	50,615,929
Shares against	1,073,997
Shares abstaining	948,592

There were no broker non-votes in the approval of the appointment of Armanino LLP.

Our shareholders approved on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the accompanying Proxy Statement, with shares voted as follows:

Shares voted for	22,606,644
Shares against	8,932,472
Shares abstaining	1,132,459

There were 19,966,943 broker non-votes in the approval, on an advisory basis, the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA METALS, INC.

Dated: June 21, 2023	/s/ Judd Merrill
Judd Merrill
Chief Financial Officer